UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2025

Clearside Biomedical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37783	45-2437375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Point Parkway Suite 200
Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 270-3631

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 6, 2025, Clearside Biomedical, Inc. (the “Company”) received a letter from the Nasdaq Hearings Panel (the “Panel”) notifying the Company that it has regained compliance with the Minimum Bid Price Requirement (as defined below). Accordingly, the Panel determined that the Company has regained compliance with Nasdaq’s Listing Rules. To regain compliance with the Minimum Bid Price Requirement, the Company’s common stock was required to maintain a closing bid price of $1.00 per share or more for at least 10 consecutive business days.

As previously disclosed, on February 7, 2025, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was non-compliant with Nasdaq Listing Rule 5450(a)(1) for continued listing on the Nasdaq Global Market, as the minimum bid price of the Company’s common stock was less than $1.00 per share for the previous 30 consecutive business days (the “Minimum Bid Price Requirement”). As the Company did not regain compliance with the Minimum Bid Price Requirement within the 180-calendar day grace period set forth by Listing Rule 5810(c)(3)(A) by August 6, 2025, Nasdaq notified the Company by letter dated August 11, 2025, that the Company’s securities are subject to delisting from Nasdaq unless the Company timely requested a hearing before a Panel.

The Company submitted a timely request for a hearing before the Panel, which automatically stayed any suspension or delisting of the Company’s securities. On September 16, 2025, the Company attended its hearing before the Panel, during which it presented its plan to regain compliance with the Minimum Bid Price Requirement, which included the implementation of a stockholder-approved reverse stock split effective on September 12, 2025. As noted above, this matter is now closed since the Company is now compliant with all applicable Nasdaq continued listing rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2025	CLEARSIDE BIOMEDICAL, INC.

	By:	/s/ Charles A. Deignan
	Name:	Charles A. Deignan
	Title:	Chief Financial Officer